UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2008

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Commerce Drive
Danbury, Connecticut 06810
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 797-9586

(Former name or former address, if changed since last report)
1224 Mill St., Bldg. B
East Berlin, Connecticut 06023

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks described in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

Item 1.01.	Entry into a Material Definitive Agreement, and
Item 3.02.	Unregistered sales of Equity Securities.

On February 29, 2008, the Company entered into an Amendment Agreement (“Agreement”) with Harborview Master Fund L.P. (“Harborview”) as successor-in-interest to Nite Capital LP (“Nite”) with respect to the Company’s Variable Rate Self-Liquidating Senior Secured Convertible Debentures due April 17, 2009 (the “Debentures”). Harborview is a holder of Debentures. Under the Agreement, the Company and Harborview agreed to accelerate the maturity of such Debentures to February 29, 2008 and to issue to Harborview a total of 1,744,543 shares of common stock, par value $.001 per share (“Common Stock”) in full redemption of these Debentures, including all accrued interest.

On March 3, 2008, the Company entered into a second Amendment Agreement (“Second Agreement”) with Harborview with respect to the Company’s Debentures held by Harborview for its own account. Under the Second Agreement, the Company and Harborview agreed to accelerate the maturity of such Debentures to March 5, 2008 and to issue to Harborview a total of 1,746,469 shares of Common Stock in full redemption of these Debentures, including all accrued interest.

On March 3, 2008, the Company also issued an aggregate of 1,311,814 shares of Common Stock to true-up the March 1, 2008 redemption payments previously made for seven holders of Debentures in accordance with the provisions of Section 6 thereof.

On March 6, 2008, the Company issued to Richard A. Fisher 55,556 restricted shares of Common Stock in payment for services provided as corporate counsel to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC.
(Registrant)

Dated: March 6, 2008	By:	/s/ Gary M. Laskowski
Gary M. Laskowski
Principal Executive Officer